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                                                                 Exhibit 23.2

[KPMG LOGO]

       99 High Street                            Telephone 617 988 1000
       Boston, MA 20110-2371                     Fax 617 988 0800


                        Independent Auditors' Consent

The Board of Directors and Stockholders
Wave Systems Corp.:

We consent to the use of our report incorporated by reference herein and to the reference to our firm under the heading "Experts" in the prospectus and registration statement.

KPMG LLP

Boston, Massachusetts
November 13, 2001